                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /x/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     /x/ Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                      Bullet Sports International, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                       Joseph J. McCann, Jr., Secretary
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                      BULLET SPORTS INTERNATIONAL, INC.
                            2803 South Yale Street
                         Santa Ana, California 92704
                                (714)966-0310

Payment of Filing Fee (Check the appropriate box):

     /x/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

                                     N/A
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

                                     N/A
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                     N/A
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

                                     N/A
- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                       BULLET SPORTS INTERNATIONAL, INC.
              2803 SOUTH YALE STREET, SANTA ANA, CALIFORNIA 92704

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 1, 1996

To the Stockholders of
BULLET SPORTS INTERNATIONAL, INC.

         You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Bullet Sports International, Inc. (the "Company"), which will be held at the principal offices of the Company, 2803 South Yale, Santa Ana, California 92704, on October 1, 1996, at 10:00 a.m. Pacific Time, for the following purposes:

         Proposal 1.      To elect seven (7) directors of the Company to serve
                          until their respective successors have been elected and qualified.

         Proposal 2.      To consider and vote upon a proposed amendment to the
                          Company's Certificate of Incorporation to increase the amount of authorized shares of the Company's
                          $.001 par value Common Stock from 10,000,000 shares to 25,000,000 shares.

         Proposal 3.      To consider and vote upon certain additional proposed
                          amendments to the Company's Certificate of Incorporation to:

                          (a) provide for the classification of the Board of Directors into three classes of Directors, each with three-year staggered terms of office;
                          (b) provide that Directors may be removed only for cause; and
                          (c) provide that any stockholder amendments to the Company's Bylaws, and any amendments to any of the above two provisions of the Certificate of Incorporation, if adopted, may be made only pursuant to a two-thirds vote of the Stockholders.

         Proposal 4.      To consider and vote upon the Company's 1996
                          Long-Term Incentive Stock Plan.

         Proposal 5.      To ratify the selection of Arthur Andersen LLP as
                          independent auditors for the Company for its 1997 fiscal year.

         Proposal 6.      To transact such other business as may properly come
                          before the Annual Meeting.

         Only holders of record of shares of the Company's common stock ("Common Stock") at the close of business on September 17, 1996, are entitled to notice of and to vote at the Meeting and at any and all postponements, continuations or adjournments thereof.


                                        By Order of the Board of Directors


                                        --------------------------------------
                                           Joseph J. McCann, Jr., Secretary


Santa Ana, California
September __, 1996


***************************************************************************
*                                                                         *
*  YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND  *
*  RETURN THE PROXY CARD SUBMITTED HEREWITH IN THE RETURN ENVELOPE        *
*  PROVIDED FOR YOUR USE.  THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR  *
*  RIGHT TO REVOKE THE PROXY OR TO VOTE IN PERSON SHOULD YOU LATER        *
*  DECIDE TO ATTEND THE MEETING.                                          *
*                                                                         *
***************************************************************************

                       BULLET SPORTS INTERNATIONAL, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 1, 1996

                              GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bullet Sports International, Inc., a Delaware corporation (the "Company"), to be used in voting at the Annual Meeting of Stockholders of the Company to be held October 1, 1996 (the "Meeting"), and at any and all postponements, continuations or adjournments thereof. This Proxy Statement, the accompanying Form of Proxy and the Notice of Annual Meeting are first being mailed or given to Stockholders of the Company on or about September __, 1996. The principal executive offices of the Company are located at 2803 South Yale Street, Santa Ana, California 92704.

         Stockholders of the Company's common stock (the "Stockholders"), whose names appeared of record on the books of the Company at the close of business on September 17, 1996 (the "Record Date"), will be entitled to vote at the Meeting and any postponements, continuations or adjournments thereof. On the Record Date, there were _______ shares of the Company's $.001 par value common stock (the "Common Stock") issued, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter submitted at the Meeting.

         The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of the Company entitled to vote at the Meeting will constitute a quorum. Votes cast by proxy or in person will be tabulated by the inspectors of election appointed by the Board of Directors of the Company (the "Board of Directors" or, the "Board") for the Meeting. Except with respect to the election of Directors, the affirmative vote of a majority of the shares of Common Stock cast at the Meeting by the holders of the shares entitled to vote thereon, voting as a single class, is required to approve the proposals to be considered at the Meeting. In connection with the election of Directors, cumulative voting is not permitted, and accordingly, those persons receiving the largest plurality of votes will be elected as Directors. Abstentions and votes withheld in the absence of instructions from street name holders (broker non-votes) are included in the determination of those shares present and voting as to "routine" matters and may be voted in the discretion of brokers with respect to such "routine" matters. Abstentions are also counted in voting as to "non- routine" matters and thus, have the effect of a negative vote on "non-routine" matters. Broker non-votes are not counted in voting as to "non-routine" matters.

         If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote for the approval of all of the proposals to be considered at the Meeting, and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in their own discretion. Each Stockholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute a revocation of a previously granted proxy.

                             ELECTION OF DIRECTORS

         Directors are to be elected at the Annual Meeting to hold office until the next annual meeting of Stockholders, and until their respective successors are elected and qualified. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election, the shares represented by the enclosed proxy may be voted for such other person or persons as may be determined by the holders of such proxy.

         As authorized by the Company's Bylaws, the number of directors constituting the Board shall be not less than three nor more than nine. By resolution of the Board of Directors of the Company, the seven persons named below have been designated by the Board as nominees for election to fill director positions for terms presently set to expire at the Company's Annual Meeting of Stockholders in 1997. The Company's Bylaws provide that the Board may fill any vacancies. Therefore, the Board may appoint up to two (2) additional directors following the Annual Meeting for terms ending at the 1997 Annual Meeting. The Board of Directors currently has no plans to fill any such vacancies. The election of Directors as set forth in this proposal will not be affected by the outcome of the Stockholders' vote in connection with the proposal elsewhere in this Proxy Statement regarding the classification of the Board of Directors. In the event the proposal is approved by Stockholders, the Board of Directors at the 1997 Annual Meeting would be divided into three classes of directors serving staggered three-year terms. As a result, at the 1997 Annual Meeting of Stockholders the entire Board would be elected, as is the case this year, but such Directors would be assigned to specific classes, and thereafter approximately one-third of the Board of Directors would be elected each year. All nominees for Director positions are currently serving as Directors.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

         NAME                      AGE              POSITION
         ----                      ---              --------
Richard P. Crane, Jr.               56              Chairman of the Board

John A. Haas                        49              Director, President and Chief Executive Officer

Mark Green                          65              Director, Senior Executive Vice President, Chief Operating
                                                    Officer and Chief Financial Officer

Daniel Chandler                     62              Director and Senior Vice President

Douglas L. Hawthorne                54              Director

Leonard K. Nave                     61              Director


Robert E. Courtney                  61              Director


         RICHARD P. CRANE, JR., CHAIRMAN OF THE BOARD. Mr. Crane was appointed to the Board of Directors by the then existing Board of Directors, and has been Chairman of the Board since March 1996. He also served as Secretary of the Company from March, 1996 to August, 1996. Mr. Crane is an attorney and has been engaged in the private practice of law since 1976, and currently is a senior partner in the firm of Crane & McCann. Mr. Crane is a member of the Board of Directors of Service Merchandise, Inc. (NYSE), 3 Day Blinds, Inc. and North American Gaming Corp. He is a past president and past member of the Board of Directors of the Bel-Air Country Club (1992 - 1995). Since 1976 he has served as a Management Trustee and Chairman of the Southern Nevada Culinary and Bartenders Pension Trust.

         JOHN A. HAAS, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Mr. Haas has been the President, Chief Executive Officer and a Director of the Company since March 1996. From December 1995 to March 1996, he served as an outside consultant to the Company. Mr. Haas has been involved in various endeavors in the golf industry since 1969. He has also been an independent consultant specializing in real estate developments built around recreational amenities. In 1990 he formed Deju, Inc., a management company which provides consulting and management services to golf courses in California.

         MARK GREEN, SENIOR EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER AND DIRECTOR. Mr. Green has been Senior Executive Vice President, Chief Operating Officer, Chief Financial Officer and a Director of the Company since March 1996. From December 1995 to March 1996, he served as an outside consultant to the Company. Mr. Green is an attorney and has been engaged in the practice of law and has been a principal of the Identity Group, a marketing and management consulting firm, for more than the past five years. Since 1994 he has served as President of Devereaux Creek Properties, Inc., the owner-operator of Ocean Meadows Golf Course, located near Santa Barbara, California. In December 1995, Devereaux Creek Properties, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy Code.

         DANIEL CHANDLER, SENIOR VICE PRESIDENT AND DIRECTOR. Mr. Chandler has been Senior Vice President and a Director of the Company since March 1996. He has been a consultant to the gaming industry for more than the past five years. From 1990 to 1992 and in 1994 and 1995 he was a consultant to the gaming expansion division of Caesar's World. In 1993 he was Vice President of casino customer development for the Paradise Island Casino.

         DOUGLAS L. HAWTHORNE, DIRECTOR. Mr. Hawthorne has been a Director of the Company since February 1995, and until March 1996 had been Chairman of the Board. He has also served as an outside consultant to the Company since December 1991. Since 1992 he has served as a principal in Carillon Capital, Inc., an investment banking firm. Since March 1993, he has served as the Chairman of the Board of American Resources of Delaware, Inc., a public oil and gas company. From 1991 to 1994, Mr. Hawthorne was a principal in SPECTRA Group, Inc., a management consulting firm. From 1986 to 1991, Mr. Hawthorne served as Chairman of the Board, President and Chief Executive Officer of Society Bank, N.A., Dayton, Ohio. He presently serves as Vice Chairman of the Board of MedAmerica Health Systems Corporation, and Chairman of the Board of MedAmerica International Insurance, Ltd. From 1992 to March 1995, Mr. Hawthorne served as a Trustee of Wright State University and is currently a Trustee of the Dayton Foundation.

         LEONARD K. NAVE, DIRECTOR. Mr. Nave has been a Director of the Company since February 1995. He has been engaged in energy and related activities for more than 20 years. Mr. Nave served as the President, Chief Executive Officer and a director of Southern Gas Company, Inc. ("SGC") from its inception in March 1983 until its dissolution in February 1995. Since October 1988, Mr. Nave has served as the President and a director of Southern Gas Holding Co., Inc., the parent company of SGC. Since September 1994, he has served as a director of American Resources of Delaware, Inc., a public oil and gas company. In May 1996, Mr. Nave filed for protection under Chapter 11 of the U.S. Bankruptcy Code. He is an active member of the Kentucky Bar Association.


        ROBERT E. COURTNEY, DIRECTOR. Mr. Courtney has been a Director of the Company since August 1996. He has been engaged in the private practice of law since 1961.


                       PROPOSAL TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

         INTRODUCTION

         Currently, the Company's Certificate of Incorporation authorizes the issuance of 10,000,000 shares of the Company's Common Stock. The Board of Directors propose to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock for issuance by the Company to 25,000,000 shares. The proposed increase in the amount of authorized shares of Common Stock will enable the Company to:

         o Issue Common Stock in connection with stock splits or stock dividends.

         o Issue Common Stock with respect to the granting of securities under employee benefit plans or pursuant to management compensation arrangements.

         o Issue Common Stock in connection with raising additional equity capital, or in connection with acquisitions, mergers and other financing transactions involving the issuance of securities.

         o Pursue other business opportunities involving the issuance of Common Stock without the delay and expenses of obtaining prior Stockholder approval.

         REASONS FOR THE INCREASED COMMON STOCK AUTHORIZATION

         The Board of Directors of the Company believes that it is in the best interests of the Company to have authorized and available 25,000,000 shares of Common Stock, in order to have sufficient authorized but unissued and unreserved shares for future issuance during the foreseeable future to meet the possible needs described above. Presently, a total of __________ shares are issued and outstanding as of September 17, 1996, the record date for Stockholders entitled to notice and voting with respect to the 1996 Annual Meeting. In addition, a total of 7,961 shares are reserved for issuance upon conversion of the outstanding Series A Preferred Stock, 2,244,923 shares are reserved for issuance upon conversion of the outstanding Series B Preferred Stock, 646,544 shares are reserved for issuance upon conversion of the outstanding Series C Preferred Stock, and 302,971 shares are reserved for issuance upon conversion of the outstanding Series D Preferred Stock. In addition, a total of 499,372 shares of Common Stock are reserved for issuance under outstanding warrants to purchase Common Stock. These totals do not include 45,000 shares reserved for issuance under outstanding grants of options under the 1995 Stock Option Plan.

         Taking into account the foregoing reserved shares, as of September 17, 1996 a total of _________ shares of Common Stock are issued and outstanding and reserved for future issuance upon conversion or exercise of outstanding preferred stock and outstanding options or warrants to purchase Common Stock, leaving available for future issuance a total of __________ shares of the presently authorized but unissued shares of Common Stock. The authorization of the additional 15,000,000 shares of Common Stock is believed appropriate and desirable by the Board of Directors to serve the Company's possible needs in the foreseeable future.

         The golf equipment industry is a growing and highly competitive industry. The Company is relatively new in the industry, and seeks to expand its business in order to meet such competitive conditions and opportunities. In order for the Company to be able to react to such opportunities as they arise, and to allow the Company to expand its revenue base, the Board believes that it is in the best interest of the Company to have equity securities readily available for issuance in connection with future potential business acquisitions, financings and other transactions of the type described below. The authorized shares of Common Stock will be available for issuance from time to time in connection with such transactions for such consideration as the Board may approve without further vote of the Stockholders, except as may be required under applicable law. The Company presently has no specific commitments or understandings involving the issuance of any such shares of Common Stock.

         Shares of the authorized but unissued Common Stock may be used in connection with a number of corporate activities and transactions, including but not limited to stock splits, stock dividends, employee benefit plans, employee stock purchase plans, management compensation arrangements, acquisitions, mergers, financings involving the issuance of shares of Common Stock or securities convertible into Common Stock, stock exchanges and other corporate purposes.

         Occasionally, authorized but unissued shares of equity securities may be used by public corporations for purposes which might be deemed to be defenses to a takeover attempt. While the development of such defensive measures is not a reason why the Board believes the authorization of additional shares of Common Stock is advisable, the additional shares of Common Stock could theoretically be issued by the Board as a defensive measure to prevent a change in control.

         DESCRIPTION OF COMMON STOCK

         The Company currently has 10,000,000 shares of Common Stock authorized for issuance. Holders of shares of Common Stock are entitled to one vote per share on all matters to be voted upon by the Stockholders. Subject to any prior rights of the holders of Preferred Stock, holders of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors from funds legally available therefor, and to share ratably in the assets of the Company legally available for distribution to the Stockholders in the event of liquidation or dissolution. The Common Stock has no preemptive rights and no subscription or redemption privileges. The Common Stock does not have cumulative voting rights, which means the holder or holders of more than half of the shares voting for the election of Directors can elect all the Directors then being elected. All of the Company's outstanding shares of Common Stock are fully paid and non-assessable.


                        PROPOSAL TO AMEND THE COMPANY'S
                    CERTIFICATE OF INCORPORATION TO PROVIDE
                         CERTAIN ANTI-TAKEOVER DEFENSES

SUMMARY OF PURPOSE AND EFFECTS OF THE PROPOSED CHANGES

         Apart from the proposed increase in the number of shares of authorized Common Stock, described above, the Board of Directors of the Company has unanimously adopted and recommends for Stockholder approval certain other amendments to the Company's present Certificate of Incorporation, as amended (the "Certificate").

         The purpose of the other amendments to the Certificate, as hereinafter described in this Proxy Statement, is to help assure the continuity and stability of the Company's business and affairs by making it more difficult and time- consuming to change majority control of the Board of Directors, and to
require a greater than majority vote to take certain corporate actions.   Such
amendments, if adopted by Stockholders, could make it more time-consuming for a dissident or other Stockholder to gain control of the Company without the consent of the then incumbent Board of Directors, and would thereby promote continuity in the affairs and business strategy of the then incumbent management of the Company. In addition, the Board of Directors believes that these amendments would assist in providing the Board with sufficient time to review any unsolicited proposal for an extraordinary corporate transaction (such as a merger or liquidation), and appropriate alternatives thereto, in a manner which assures fair treatment to all the Company's Stockholders.

          While none of the proposals would prohibit a takeover or other corporate transaction, the proposals would, however, have the overall effect of making it more difficult and time-consuming to acquire and exercise control over the Company and to remove incumbent directors, and thus could, for example, discourage a proxy contest. Provisions having such effect could, in some circumstances, tend to limit or preclude certain transactions that are favored by the holders of a majority but less than two-thirds of the Company's shares. Therefore, possible premiums associated with any potential takeover might not be realized by Stockholders due to the proposed amendments if these provisions result in discouraging such a transaction.

         The Board of Directors recognizes that a proposal for a restructuring or change in control proposed by a third party might in some circumstances be beneficial to Stockholders. However, the Board of Directors believes that the benefits of continuity in the governance of the business and affairs of the Company and enhancing the Board's ability to negotiate with the proponent of any unsolicited proposal to take over or restructure the Company or effect a change in the Board of Directors outweighs the disadvantages of discouraging such proposals. The proposals are intended to enhance the negotiating position of the Board on behalf of all the Stockholders with any potential acquiror or proponent of an extraordinary corporate transaction from the strongest practical position, thereby enabling the Board to seek to maximize any value to be realized by all Stockholders.

         The Amendments are permitted by Delaware law. The Board of Directors is not aware of any existing or planned effort on the part of any person to accumulate material amounts of the Company's Common Stock, to acquire control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise, or to change the Company's management. At the present time, the Board of Directors has no plans to recommend that the Stockholders approve any other amendments or changes to the Certificate that could have anti-takeover effects. However, the Board of Directors may wish in the future to review the advisability of adopting other measures that may affect takeovers in the context of applicable law and judicial decisions.

         The complete text of the proposed amendments to the Certificate of Incorporation is set forth as Exhibit A to this Proxy Statement.

         For information about the stock ownership of officers and directors and Stockholders holding 5% or more of the shares of Common Stock, as well as certain agreements with respect to the voting of shares of capital stock of the Company, see "Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationship and Related Transactions" in this Proxy Statement.

PROPOSAL REGARDING A CLASSIFIED BOARD OF DIRECTORS

         The Company's Board of Directors has unanimously approved and
recommended that the Stockholders   approve an amendment to the Certificate to
provide for the classification of the Board of Directors into three classes of directors with staggered three-year terms of office.

         The Company's Bylaws now provide that all directors are to be elected annually, to serve until their successors shall have been elected and qualified. The Delaware General Corporation Law (the "Delaware GCL") permits provisions in a certificate of incorporation or bylaw approved by Stockholders that provide for a classified board of directors. The proposed classified board amendment to the Certificate would provide that directors shall be classified into three classes, as nearly equal in number as possible. If the amendment is approved, each director proposed for election at the 1997 Annual Meeting will be nominated for election to a specific class at the 1997 Annual Meeting, with Class I directors holding office initially for a term expiring at the 1998 Annual Meeting; Class II directors holding office initially for a term expiring at the 1999 Annual Meeting; and Class III directors holding office initially for a term expiring at the 2000 Annual Meeting. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors shall have been duly elected and qualified.

         The Board of Directors believes that a classified Board of Directors will help to assure the continuity and stability of the Board of Directors and the business strategies and policies of the Company as determined and implemented by the Board of Directors, because the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board will be enhanced by staggered three-year terms.

         The classified board provisions could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its Stockholders. In addition, the classified board provision could delay Stockholders who do not agree with the policies of the Board of Directors from removing a majority of the Board for two years, unless they can show cause and obtain the requisite vote. Directors serving on a classified Board may be removed by Stockholders only for cause pursuant to the Delaware GCL.

PROPOSAL REGARDING REMOVAL OF DIRECTORS ONLY FOR CAUSE

         The Company's Board of Directors has unanimously approved and recommends that the Stockholders approve an amendment to the Certificate which provides that directors of the Company may be removed from office by the Stockholders only for cause at a meeting of the Stockholders whereby the notice of such meeting states that removal of a director or directors is among the purposes of the meeting.

         The Bylaws of the Company currently provide that directors may be removed for cause. The proposed amendment places this provision in the Certificate of Incorporation, and reserves the power to remove Directors solely to the Stockholders. The provision could then be changed only by Stockholder action. If the provision were included only in the Bylaws, it would be subject to amendment by the Board of Directors alone. Thus, under this amendment the decision regarding termination of a director for cause would be reserved exclusively to the Stockholders.

         While the acts or omissions which constitute "cause" have not been conclusively established by the Delaware courts, actions such as embezzlement, disclosure of trade secrets, or other violations of fiduciary duty have been found to constitute cause for removal. Courts have also indicated that a stockholder's desire to take over management of a company or a director's failure to cooperate in management's plans for a company do not constitute cause for removal.

         In conjunction with the Company's proposed classified Board of Directors (assuming such proposal is approved), the proposed amendment should render more difficult and could discourage an attempt by a stockholder or group of stockholders to acquire control of the Company without the approval of the Company's management. The proposed amendment would make it impossible for someone who acquires voting control of the Company to immediately remove the incumbent directors who may oppose such person simply for purposes of replacing them with more friendly directors, and would instead require such a person, in the absence of proving "cause," to replace incumbent directors as their terms expire over a period of up to three years. The proposed amendment could have the effect of delaying an ultimate change in existing management which might be desired by a majority of the Stockholders.

         The proposed amendment is in accordance with the Delaware GCL, which provides that when a corporation has a classified Board of Directors, directors may be removed by Stockholders only for cause unless the Certificate provides otherwise. However, if the Stockholders approve this amendment, then directors could be removed only for cause, regardless of whether Stockholders separately approve the proposal to classify the Board of Directors.

PROPOSAL REGARDING SUPERMAJORITY VOTE REQUIRED FOR AMENDMENT OR REPEAL OF THE BYLAWS OR CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION

         The Company's Board of Directors has unanimously approved and
recommends that the Stockholders   approve an amendment to the Certificate
which would require a two-thirds (2/3) vote to amend or repeal the Bylaws or certain provisions of the Certificate.

         Currently, the Certificate may be amended or repealed by the vote of Stockholders holding a majority of the voting power of the Company. As permitted by the Delaware GCL, the current proposal to amend the Certificate would require that the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then outstanding shares of stock entitled to vote, voting together as a single class, would be necessary to effect any amendment by Stockholders to the Company's Bylaws or to approve the amendment or repeal of the provisions of the Certificate (if approved at the Annual Meeting) regarding: (i) the classified Board and (ii) the removal of Directors, as applicable.

         Currently, the Bylaws may be amended or repealed and new bylaws adopted by the Board of Directors or by a majority of the Company's Stockholders entitled to vote on such matters. This proposal would require amendments to the Company's Bylaws by the Company's Stockholders to be approved by the affirmative vote of the holders of two-thirds (2/3) of the voting power of all of the then outstanding shares of stock entitled to vote.

         The requirements of this proposal will prevent a Stockholder with a majority of the voting power of the Company from avoiding the requirements of the Bylaws or the protected provisions of the Certificate by simply repealing them, unless a two/thirds (2/3) vote of Stockholders approves such action.

REQUIRED VOTE ON ALL PROPOSALS

         Under Delaware law, and pursuant to the Company's present Certificate of Incorporation, the proposals to amend the Certificate of Incorporation require the approval of the holders of at least a majority of the outstanding shares of the Common Stock, voting as a single class, cast by the holders of the shares entitled to vote thereon at the Meeting.

         The complete text of the proposed amendments to the Company's Certificate of Incorporation is attached as Exhibit A to this Proxy Statement.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE ABOVE DESCRIBED PROPOSALS.

                              PROPOSAL TO APPROVE
                    THE 1996 LONG-TERM INCENTIVE STOCK PLAN

         The Board of Directors, in an effort to promote the success of the Company and its Subsidiaries, has unanimously adopted and recommends, for stockholder approval, the 1996 Long-Term Incentive Stock Plan (hereinafter the "1996 Plan"). The Plan is designed to align the interests of stockholders and management and to provide incentives and rewards for officers, directors, other key employees and specified non-employee associates or consultants to achieve the Company's long-term goals and objectives. The 1996 Plan provides flexibility to the Company in motivating, attracting and retaining key persons who are directly responsible for the Company's success, by encouraging the ownership of Common Stock and by providing incentives for continued service to the Company. The major provisions of the 1996 Plan are described below, and such description is qualified in its entirety by reference to the full text of the 1996 Plan, which is attached as Exhibit B hereto. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the full text of the 1996 Plan.

DESCRIPTION OF THE 1996 PLAN

         Duration of the 1996 Plan; Administration. The 1996 Plan shall commence on __________, 1996, and remain in effect until its termination on __________, 2006; provided, however, that subject to Stockholder approval of the 1996 Plan, all awards made prior to, or outstanding on the date of termination, shall remain valid in accordance with their terms. The 1996 Plan shall be administered by the Compensation Committee which shall consist of two or more "outside directors" as that term is defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"), and who also qualify as disinterested administrators for purposes of Rule 16b-3 as promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").
The 1996 Plan allows for Awards to be granted prior to stockholder approval of the 1996 Plan, but each such Award shall be subject to the approval of the 1996 Plan by stockholders on or before the next annual meeting of stockholders, and in the event that stockholders do not approve the 1996 Plan, such Awards shall be null and void and of no legal effect.

          Terms and Conditions.

          The 1996 Plan authorizes the award of Incentive Stock Options, Restricted Stock, Nonqualified Stock Options, Performance Units, Performance Shares or Other Stock Unit Awards (collectively the "Awards"). The Compensation Committee grants all Awards under the 1996 Plan in its sole discretion. Participants in the 1996 Plan may include all officers, directors and other employees of the Company or its Subsidiaries, and any person associated with the Company as an outside consultant, agent or advisor, who, in the opinion of the Compensation Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

         The maximum aggregate number of Shares available for issuance under the 1996 Plan is 3,000,000, provided that no more than one-half of such aggregate number of Shares will be issued in connection with Restricted Stock Awards, Performance Awards, or other Stock Unit Awards. The Compensation Committee may adjust the aggregate number of Shares available for issuance under the 1996 Plan, and the Option Price, number and class of Shares subject to each Award, in the case of certain capital adjustments, including stock dividends, stock splits, or recapitalizations. In accordance with Section 162(m) of the Code, the maximum aggregate amount of Awards granted under the Plan to any individual is limited.

         Stock Options.

         Options may be granted under the 1996 Plan, in the sole discretion of the Compensation Committee, and shall be evidenced by an Agreement between the Company and the Participant. The Option shall expire at such time as specified by the Compensation Committee, provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of its Award Date. The Option Price shall be determined by the Compensation Committee, provided that the Option Price may not be less than 100% of the Fair Market Value of the Stock on the Grant Date except where the Option is a Non-Qualified Stock Option, in which case it shall not be less than 85% of the Fair Market Value of the Stock on the Grant Date if the Compensation Committee grants the amount of the discount from 100% of the Fair Market Value of such Stock in lieu of a cash payment.

         The 1996 Plan also provides for automatic grants of Options to all Non-employee Directors (as defined by the 1996 Plan) promptly after each annual meeting of stockholders of the Company, beginning with the 1996 Annual Meeting to be held October 1, 1996. Each such Option granted will be a Nonqualified Stock Option covering 2,000 shares of the Company's Common Stock, with an exercise price equal to the Fair Market Value (as defined by the 1996 Plan) of the Common Stock on the date of the grant. The Options will fully vest and become exercisable six months after the date of grant and will remain exercisable for five years, provided that the Options will immediately terminate in the event that the Non-employee Director ceases to be a Director of the Company for any reason.

         Apart from the Non-employee Director Options, which are fixed, the period within which the right to exercise an option in whole or in part vests shall be set by the Compensation Committee. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares valued at the time of the exercise, or a combination thereof. To the extent allowed under applicable law, Participants may be able to obtain a cashless exercise of their Options at the Company's election.

         Restricted Stock.

         The Compensation Committee may, at its sole discretion, grant shares of Restricted Stock under the 1996 Plan, and shall be evidenced by an Agreement between the Company and the Participant. Participants receiving Restricted Stock are not required to pay the Company for such stock except for the rendering of services and/or until certain other conditions, as determined by the Compensation Committee, are satisfied. The Shares of Restricted Stock may not be sold or otherwise transferred or hypothecated until the restrictions are removed or expire. All rights associated with the Restricted Stock shall be exercisable during such Participant's lifetime only by such Participant or his guardian or legal representative.

         The Compensation Committee shall impose such restrictions on any Restricted Stock as it, in its sole discretion, deems advisable, including but not limited to applicable federal or state securities laws restrictions. Restricted Stock granted under the 1996 Plan shall become freely transferable by the Participant upon the expiration of the Period of Restriction and/or upon the satisfaction of all other conditions set forth by the Compensation Committee. The Compensation Committee has the authority, unless specifically provided for otherwise under the 1996 Plan, to remove or reduce the restrictions or the Period of Restriction on the Restricted Stock without the express consent of the stockholders of the Company. In accordance with the 1996 Plan, the minimum Period of Restriction for shares of Restricted Stock shall be three (3) years with the removal of the restrictions on no more than one-third 1/3 of the shares of Restricted Stock at the end of the first year following the Grant Date and each subsequent year thereafter. The Restriction Period in the grant of Restricted Stock based upon performance, however, shall not be less than one (1) year. The Period of Restriction on the Restricted Stock shall automatically terminate, unless specified otherwise by the Compensation Committee, as a result of the Participant's termination of employment with the Company upon the earlier of normal retirement (as defined by the rules of the Company in effect at that time) or upon reaching age 65.

         Performance Awards.

         Performance Units or Performance Shares may be granted under the 1996 Plan by the Compensation Committee in its complete discretion and shall be evidenced by an Agreement. The Participants receiving Performance Awards are not required to pay the Company other than through the rendering of services. The Compensation Committee shall set forth the performance goals required for the grant of each Performance Award. The performance goals may be based upon the performance of the Company, a subsidiary, or a combination thereof, may be based upon financial results, or upon any other objectives established by the Compensation Committee during a Performance Period of not less than twelve months.

         The payment for the Performance Award for which the Participant is entitled to may be in the form of cash or in Stock, or any combination thereof, and made in a lump sum or in installments as determined by the Compensation Committee. The Performance Award granted under the 1996 Plan may not be sold or otherwise transferred or hypothecated other than by will or the laws of descent and distribution. The Performance Award shall not be exercisable until after the expiration of twelve months from the Award Date and thereafter during the Participant's lifetime only by such Participant or his guardian or personal representative.

         Other Stock Unit Awards.

         The 1996 Plan authorizes the Compensation Committee to grant to Participants Other Stock Unit Awards, in lieu of cash payments upon such terms and conditions as the Compensation Committee deems appropriate as specified under an Agreement. The Other Stock Unit Awards may be granted for minimum or no cash consideration as allowed under the applicable law. The purchase price for Stock granted pursuant to Other Stock Unit Awards shall be set by the Compensation Committee but in no event be less than 75% of the Fair Market Value of the Stock or other securities on the Award Date.

         The Other Stock Unit Awards which qualify as derivative securities pursuant to Rule 16b-3 under the Exchange Act shall not vest until the expiration of at least twelve months from the Award Date and may not be sold or otherwise transferred or hypothecated other than through the laws of descent and distribution or by will. The rights provided pursuant to the Other Stock Unit Awards shall be exercisable during the Participant's lifetime only by such Participant or by his guardian or personal representative.

         Change of Control Provision. The Compensation Committee shall ensure that upon a Change of Control of the Company all options then outstanding under the 1996 Plan shall become fully exercisable and all restrictions and conditions related to the Restricted Stock be deemed immediately and fully satisfied and all Restricted Stock shall thereby become freely transferable.

         Modification. The Compensation Committee, subject to the terms of the 1996 Plan and applicable law, may modify, extend, renew, substitute, or grant new Awards, provided that new or modified Awards may not specify a lower Exercise Price and no modification of Awards may, without the consent of the Participant, adversely affect his rights or obligations thereunder.

         Federal Income Tax Consequences.

         Under current federal income tax laws, neither the grant nor the exercise of an option that qualifies for treatment as an incentive stock option will result in the recognition of income by the Participant. To qualify for the foregoing treatment, the Participant must hold Shares acquired through the exercise of an incentive stock option for at least two years from the date of the grant of the option and at least one year from the date of its exercise.
If a Participant satisfies the holding period requirements, the sale of the shares acquired through the exercise of the incentive stock option will result in long-term capital gain (or loss) to the Participant. If a Participant does not satisfy the holding period requirements, the Participant will recognize, at the time of the disposition of the shares, ordinary income equal to the amount by which the lesser of: (i) the fair market value of the shares on the date of the exercise; and (ii) the fair market value of the shares on the date of disposition exceeds the exercise price of the incentive stock option. Any gain realized in excess of such ordinary income will be either long-term or short-term capital gain depending on the Participant's holding period for the shares.

         As a general matter, no deduction is permitted to the Company as a result of the grant or exercise of an incentive stock option. However, in the event a Participant recognizes ordinary income for federal tax purposes in connection with the disposition of shares acquired though exercise of an incentive stock option under the circumstances discussed above, the Company will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the Participant.

         A grantee of a non-qualified stock option will not recognize taxable income and the Company will not receive a deduction upon the grant of such option. Upon a Participant's exercise of a non-qualified stock option: (i) the Participant will recognize ordinary income in an amount equal to the difference between the fair market value on the exercise date and the exercise price of the shares; and (ii) if certain conditions are satisfied, the Company will be entitled to a tax deduction in an amount equal to the amount of income realized by the Participant. Following exercise, the Participant will realize gain or loss at disposition in an amount equal to the difference between the disposition price and the basis of the shares.

         The federal tax law is subject to changes in the Code and in the regulations promulgated by the Internal Revenue Service, as well as in court and administrative interpretations thereof.

         In 1993 Section 162 of the Code was amended by adding Section 162(m) thereto ("Section 162(m)"). Section 162(m) places limitations on the deductibility of compensation paid to employees to the extent such compensation exceeds $1,000,000 for any employee during any taxable year. An exception to such treatment exists where certain requirements are met which qualify compensation by the attainment of certain performance-based criteria. The Company is currently not subject to the limitations imposed by Section 162(m). However, in the future, the Company intends to take all necessary steps in consideration of the provisions of Section 162(m).

         The Board believes that the 1996 Plan is valuable in attracting and retaining key personnel. Approval of the 1996 Plan requires the affirmative vote of a majority of votes cast at the Annual Meeting by the holders of the shares entitled to vote thereon.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1996 PLAN.


                   INFORMATION CONCERNING BOARD OF DIRECTORS

         During the Company's fiscal year ended February 29, 1996, the Board of Directors held two (2) meetings. Each incumbent member of the Board of Directors attended all of said meetings of the Board.

         During the Company's fiscal year ended February 29, 1996, no Compensation Committee meetings were held. The current members of the Compensation Committee are Messrs. Nave and Courtney. The Compensation Committee reviews and approves annual salaries and bonuses for all corporate officers and management personnel and reviews and recommends to the Board of Directors the terms and conditions of the employee benefit plans and/or changes thereto.

         During the Company's fiscal year ended February 29, 1996, no Audit Committee meetings were held. The current members of the Audit Committee are Messrs. Nave and Courtney. The Audit Committee makes recommendations regarding the selection of independent public accountants and reviews the scope and results of the audit in addition to the adequacy of the Company's financial and accounting controls.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Common Stock, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and to furnish copies of all filed Section 16(a) forms to the Company.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 filings were required for those persons, the Company believes that all such filings required under the Exchange Act in the fiscal year ended February 29, 1996 were filed in a timely fashion, except that Douglas L. Hawthorne made a late filing on Form 5 relating to four (4) Form 4 transactions.

                             PRINCIPAL STOCKHOLDERS

         The following information sets forth certain information with respect to the beneficial ownership of the Company's voting shares as of _______, 1996 by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of each class of the Company's voting shares, (ii) each of the Company's directors and executive officers and (iii) all of the Company's directors and executive officers as a group.

                                      Amount & Nature of
                                    Beneficial Ownership             Percent
Name and Address(1)                 of Common Stock(2)(3)           of Class
- -------------------                 ---------------------           --------
Richard P. Crane, Jr.                       --(4)                      --
John A. Haas                                --(4)                      --
Mark Green                                  --(4)                      --
Daniel Chandler                         20,000(4)                     0.4%
Douglas L. Hawthorne                   151,200(5)                     2.7%
Leonard K. Nave                         50,000(6)                     0.9%
*All officers and directors            225,000                        4.0%
  as a group (6 persons)

- -----------------------------------

(1) The address of Messrs. Crane, Haas, Green and Chandler is c/o Bullet Sports International, Inc. 2803 South Yale Street, Santa Ana, California 92704. The address of Mr. Hawthorne is 4325 Delco-Dell, Kettering, Ohio 45429 and Mr. Nave's address is 160 Morgan Street, Versailles, Kentucky 40383.
(2) Unless otherwise noted the Company believes that all persons named in the table have sole voting and investment power with respect to the shares of Common Stock reflected in the table.
(3) GFL Ultra Fund Limited ("Ultra"), whose address is c/o CITCO Kaya Flamoyan 9, Curacao, Netherlands Antilles, owns 2,500 shares (100%) of Series A, 6.0% Non-Voting Cumulative Convertible Preferred Stock. GFL Performance Fund Limited ("Performance"), whose address is the same as that of Ultra, owns 4,700 shares (67.6%) of Series B, 8.75% Non-Voting Cumulative Convertible Preferred Stock. Givigest Finance (Overseas) N.V. ("Givigest"), whose address is Via Zurigo, 46, 6900 Lugano, Switzerland, owns (i) 1,000 shares (14.4%) of Series B, 8.75% Non-Voting Cumulative Convertible Preferred Stock and (ii) 850 shares (42.5%) of Series C, 8.75% Non-Voting Cumulative Convertible Preferred Stock. Bank Lombard Odier & Cie ("Lombard"), whose address is Rue Corraterie 11, 1211 Geneve, 11 Switzerland, owns 500 shares (7.2%) of Series B, 8.75% Non-Voting Cumulative Convertible Preferred Stock. Societe Financiere Privee S.A. ("SFP"), whose address is Rue Maruice 3 CP 3668, 1211 Geneve, 11 Switzerland, owns 500 shares (7.2%) of Series B, 8.75% Non-Voting Cumulative Convertible Preferred Stock. Gotthard Bank - Nassau (Bahamas) ("Gotthard"), whose address is Post Office Box SS-6312, Nassau, Bahamas, owns 600 shares (30.0%) of Series C, 8.75% Non-Voting Cumulative Convertible Preferred Stock. Coutts & Co. (Bahamas) Ltd. ("Coutts"), whose address is Post Office Box N-7788, Nassau, Bahamas, owns 500 shares (25.0%) of Series C, 8.75% Non-Voting Cumulative Convertible Preferred Stock. Assuming all shares of all series of Preferred Stock were converted based upon an assumed market price of the Common Stock of $_____ per share as of the record date for Stockholders entitled to notice and vote at the 1996 Annual Meeting, the above-referenced holders would receive shares of Common Stock upon conversion as follows: Ultra - _____ shares; Performance - _____ shares; Givigest - _____ shares; Lombard - _____ shares; SFP -
         _____ shares; Gotthard - _____ shares; and Coutts - _____ shares.
(4) Does not include any options awarded to the indicated person under the 1996 Plan which will become exercisable pursuant to their terms beginning _____, 1997, if Stockholders approve such Plan. See "Proposal to Approve the 1996 Long-Term Incentive Stock Plan," elsewhere in this Proxy Statement. With reference to Mr. Chandler, the figure includes options to purchase 20,000 shares of Common Stock which are currently exercisable at a price of $5.75 per share.
(5) Includes 50,000 restricted shares awarded to the named person and an additional 100,000 shares subject to unexercised options which are immediately exercisable. These non-plan options are exercisable until December 31, 1997, half at a price of $1.00 per share and half at a price of $2.00 per share.
(6) Consists solely of shares subject to unexercised options which are currently exercisable. These non-plan options are exercisable until December 31, 1997, half at a price of $1.00 per share and half at a price of $2.00 per share.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         The Bylaws of the Company state that the Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board, a fixed fee and expenses of attendance may be allowed for attendance at each Board of Directors meeting. Currently, only outside members of the Board of Directors are reimbursed for actual expenses incurred in connection with their attendance at Board or committee meetings. Pursuant to the Bylaws, any director may serve the Company in any other capacity as an officer, agent or otherwise, and may receive compensation therefor.

         Reference is made to the information set forth elsewhere in this Proxy Statement under the caption "Proposal to Approve the Company's 1996 Long-Term Incentive Stock Plan," in connection with to certain fixed option grants authorized to be periodically awarded to Non-employee Directors under that Plan if approved by Stockholders. No options have yet been made granted to non-employee Directors, although it is contemplated that if the 1996 Plan is approved by Stockholders, then pursuant to its terms, options to purchase 2,000 shares would be granted to those Directors (presently Messrs. Hawthorne and Nave) on the third business day after the 1996 Annual Meeting, at an option price equal to 100% of the then fair market value (as defined under the 1996
Plan) of the shares of Common Stock of the Company.

         The Company granted to Mr. Hawthorne 50,000 restricted shares of the Company's Common Stock and an option to purchase 100,000 shares of Common Stock on December 20, 1994, as compensation for his services as Chairman of the Company's Board of Directors for the twelve months ended February 28, 1995. He also was paid $5,000 in cash. Mr. Hawthorne forfeited his option to purchase 100,000 shares of Common Stock on February 29, 1996. In fiscal year ended February 28, 1995, the Company granted Mr. Nave an option to purchase 50,000 shares of Common Stock as compensation for his services as a director of the Company. 25,000 shares under such option are currently exercisable and have an exercise price of $1.00. The other 25,000 shares are also currently exercisable and have an exercise price of $2.00. These compensation grants to Messrs. Hawthorne and Nave were in consideration for their services in assisting the Company in completing a business transaction and for their agreement to serve as directors of the Company. Such grants are not intended to be an annual event.

         On August __, 1996, the Compensation Committee awarded options to purchase 25,000 shares and 225,000 shares of Common Stock under the Company's 1994 Stock Option Plan and 1995 Stock Option Plan (as hereinafter defined), respectively, to each of Messrs. Crane, Haas, Green and Chandler. Each option was granted for a term of 10 years, is exercisable in increments of 20% per year beginning on the first anniversary of the date of grant and has an exercise price of $__ per share (being the fair market value of the Common Stock as determined pursuant to such plans).

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows the compensation for each of the last three years of the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                     Annual Compensation                      Awards                Payouts
                         -----------------------------------------   --------------------------     -------
                                                          Other      Restricted     Securities
                                                          Annual       Stock        Underlying       LTIP      All Other
 Name and Principal               Salary      Bonus      Compen-       Awards       Options(1)/     Payouts     Compen-
 Position                Year      ($)         ($)      sation ($)      ($)            SARs           ($)      sation ($)

 JOHN A. HAAS            1996        -0-          --          -0-         -0-            -0-          -0-     151,250(1)
 President and Chief     1995        -0-          --          -0-         -0-            -0-          -0-         --
 Executive Officer       1994        -0-          --          -0-         -0-            -0-          -0-         --

 MARK GREEN              1996        -0-         -0-          -0-         -0-            -0-          -0-     151,250(1)
 Senior Executive        1995        -0-         -0-          -0-         -0-            -0-          -0-        -0-
 Vice  President,        1994        -0-         -0-          -0-         -0-            -0-          -0-        -0-
 Chief Operating
 Officer and Chief
 Financial Officer

 JEFF BENNETT            1996    126,397         -0-          -0-         -0-            -0-          -0-        -0-
 Former Vice             1995    167,538      30,000          -0-         -0-            -0-          -0-        -0-
 President of Sales      1994    197,750     206,250          -0-         -0-            -0-          -0-        -0-
 and Marketing

 DOUGLAS HAWTHORNE       1996        -0-         -0-          -0-         -0-            -0-(3)       -0-      30,000(4)
 Director                1995        -0-         -0-          -0-      25,000       100,000/0         -0-       5,000(5)
                         1994        -0-         -0-          -0-         -0-            -0-          -0-        -0-

 ANDREW J. KACIC         1996    100,000         -0-          -0-         -0-       300,000/0(6)      -0-        -0-
 Former Vice             1995     10,000         -0-          -0-      50,000       200,000/0         -0-        -0-
 President and Chief     1994        -0-         -0-          -0-         -0-            -0-          -0-        -0-
 Executive Officer

 RONALD RANGEL           1996    155,731         -0-          -0-         -0-            -0-          -0-        -0-
 Former Chief            1995    138,738         -0-          -0-         -0-            -0-          -0-        -0-
 Accounting Officer      1994    138,900      20,000          -0-         -0-            -0-          -0-        -0-


(1) This number refers to the number of shares of the underlying securities, and not the value thereof.
(2)      During the fiscal year ended February 29, 1996, Mr. Haas and Mr.
         Green each performed consulting services for the Company for which they each earned compensation of $151,250, with $45,000 payable in cash and $106,250 to be paid through the future issuance of 50,000 shares of Common Stock valued at $2.125 per share, the closing price of the Company's Common Stock as reported on Nasdaq on March 11, 1996, the date the Company's Board of Directors authorized such issuance.
(3) Mr. Hawthorne forfeited an option to purchase 100,000 shares of Common Stock on February 29, 1996.
(4)      Mr. Hawthorne received $30,000 for consulting services.
(5)      This figure represents outside consulting fees paid to Mr. Hawthorne.
(6) Mr. Kacic forfeited the option to purchase 300,000 shares of Common Stock on April 29, 1996.

EMPLOYMENT AGREEMENTS

         The Company entered into an employment agreement with Mr. Kacic, the President and Chief Executive Officer of the Company, on August 8, 1995. The term of the agreement was five years, and provided for a base annual salary of $120,000. Mr. Kacic resigned from the Company and his agreement was terminated on December 4, 1995. In addition, the Company granted to Mr. Kacic the option to purchase 300,000 shares of Common Stock of the Company at an exercise price of $5.75 per share, which option was forfeited on April 29, 1996, by Mr. Kacic.

         The Company entered into a consulting agreement with Mr. Hawthorne, a director and former Chairman of the Board of the Company, on August 8, 1995. Such agreement, which has since terminated, provided for Mr. Hawthorne to receive compensation in the amount of $60,000 per year. In addition, the Company granted to Mr. Hawthorne the option to purchase 100,000 shares of Common Stock of the Company at an exercise price of $5.75 per share, which option was forfeited on February 29, 1996, by Mr. Hawthorne.

         The Company entered into a consulting agreement with Mr. Chandler, a director of the Company, on August 31, 1995. Under this agreement, the Company granted to Mr. Chandler the option to purchase 20,000 shares of Common Stock of the Company at an exercise price of $5.75 per share. The option will expire on August 30, 2000. This agreement is no longer in effect and Mr. Chandler is currently an employee of the Company, but no employment agreement exists between Mr. Chandler and the Company.

         The table below contains information pertaining to grants of stock options during the year ended February 29, 1996, to the named officers. No stock appreciation rights were granted during the fiscal year 1995.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                              (Individual Grants)

                              Number of           % of Total
                             Securities          Options/SARs
                             Underlying           Granted to             Exercise
                            Options/SARs         Employees in            or Base
Name                         Granted (#)          Fiscal Year          Price ($/Sh)       Expiration Date
- ----                         --------------------------------          ------------       ---------------
John A. Haas                    None

Mark Green                      None

Douglas L. Hawthorne         100,000(1)              23.8%                 5.75              8-07-2000

Daniel Chandler               20,000                  4.8%                 5.75              8-07-2000

Andrew J. Kacic              300,000(1)              71.4%                 5.75              8-07-2000

(1) Mr. Hawthorne forfeited his options for 100,000 shares of Common stock on February 29, 1996, and Mr. Kacic forfeited his options for 300,000 shares of Common Stock on April 29, 1996.



         The following table sets forth certain information regarding exercises of stock options by the named officers during the twelve months ended February 29, 1996, and the value of unexercised options at February 29, 1996. No stock appreciation rights have been granted.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                        Number of
                                                                       Securities             Value of
                                                                       Underlying           Unexercised
                                                                       Unexercised          in-the-money
                                                                     Options/SARs at      Options/SARs at
                                                                       FY End (#)            FY End ($)
                           Shares Acquired                             Exercisable/         Exercisable/
Name                         on Exercise        Value Realized        Unexercisable        Unexercisable
- ----                         -----------        --------------        -------------        -------------
John A. Haas                     --                   --                   None

Mark Green                       --                   --                   None

Daniel Chandler                  --                   --                 20,000

Douglas L. Hawthorne             --                   --                100,000(1)             $62,500

Andrew J. Kacic                  --                   --                200,000/              $125,000/0
                                                                        300,000(1)

(1) Mr. Hawthorne forfeited his options for 100,000 shares of Common stock on February 29, 1996, and Mr. Kacic forfeited his options for 300,000 shares of Common Stock on April 29, 1996.

COMPENSATION PURSUANT TO PLANS

         On March 31, 1995 the Stockholders approved the following benefit plans: (i) the 1994 Compensatory Stock Option Plan (the "1994 Stock Option Plan") and (ii) the 1994 Employee Stock Compensation Plan (the "1994 Stock Compensation Plan"). On January 3, 1996 the Stockholders approved the 1995 Compensatory Stock Option Plan (the "1995 Stock Option Plan").

         1994 Stock Option Plan. The 1994 Stock Option Plan is a compensatory (non-statutory) stock option plan covering 1,000,000 shares of the Company's common stock. The 1994 Stock Option Plan is not a qualified plan under section
422 of the Internal Revenue code of 1986.   The Board of Directors adopted the
1994 Stock Option Plan in order to induce persons of ability and potential to join and remain with the Company and to promote its future growth and success. The reason for adopting the 1994 Stock Option Plan was to provide a compensation scheme for officers, directors and employees of and advisers and consultants to the Company which will allow the Company to attract and retain persons the Company may not be able to fairly compensate on a regular basis (e.g., salary or other compensation commensurate with experience and value to the Company, health and other benefits). The 1994 Stock Option Plan provides for its administration by the Board of Directors or by a compensation committee (the "Committee"). The Board of Directors or the Committee, as appropriate, has discretionary authority (subject to certain restrictions) to determine the individuals to whom and the times and prices at which Compensatory Stock
Options ("1994 Stock Option's" or "options') will be granted under the 1994 Stock Option Plan and the number of shares subject to such options. The Board of Directors or the Committee may interpret the 1994 Stock Option Plan and may prescribe, amend and rescind rules and regulations relating thereto. The 1994 Stock Option Plan generally is open to participation by full-time and part-time employees (including officers) of the Company or of a parent or subsidiary thereof, to directors (including advisory and other directors) who are not employees thereof, and to consultants, advisers, certain agents and others who render services to the Company, or a parent or subsidiary thereof, to provide an incentive for service. The option price of the shares of Common Stock subject to a 1994 Stock Option may be determined by the Board of Directors or the Compensation Committee on the date the 1994 Stock Option is granted. The Board of Directors or Committee may use its discretion in selecting the option price. No 1994 Stock Option's may be granted under the 1994 Stock Option Plan after June 24, 2004. 1994 Stock Option's granted under the 1994 Stock Option Plan may be of such duration and be subject to exercise as shall be determined by the Board of Directors or the Compensation Committee, but no option granted under the 1994 Stock Option Plan may be exercised more than 10 years after the date of grant. In the event of the termination of employment of an optionee for cause (defined generally as termination for reasons other than lack of work or layoff due to illness, disability, injury or for economic reasons unrelated to the optionee's job performance), all 1994 Stock Option's previously granted to that employee shall expire as of the date of termination. In the event of the termination of employment of an employee optionee for other than cause, the 1994 Stock Option Plan generally affords the optionee a period of 12 months in which to exercise 1994 Stock Option's to the extent such 1994 Stock Option's were exercisable at the date of termination. In the event of death of an optionee while in the employ of the Company or a parent or subsidiary thereof, the decedent's estate will have a period of 15 months from the date of death in which to exercise all 1994 Stock Option's under the 1994 Stock Option Plan during the life of the 1994 Stock Option's. In the event of the death of an optionee within 12 months after termination of employment without cause, his estate or personal representative will have 15 months from the date of death in which to exercise 1994 Stock Option's outstanding at the time of death which would at that time have been exercisable by the deceased optionee. In no event may any 1994 Stock Option granted under the 1994 Stock Option Plan be exercised after its expiration date.

         1994 Stock Compensation Plan. The 1994 Stock Compensation Plan in an employee stock compensation plan covering 1,000,000 shares of the Company's common stock. The Board of Directors adopted the 1994 Stock Compensation Plan in order to provide a further means to support and increase the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. The 1994 Stock Compensation Plan provides for compensation to certain classes of persons through the award of common stock in payment for services rendered or in recognition of past services or performance rendered to the Company or an affiliate of the Company or as a bonus. The 1994 Stock Compensation Plan provides for its administration by the Board of Directors, unless and until a compensation committee is appointed to administer the 1994 Stock Compensation Plan. The Board of Directors or the Compensation Committee, as appropriate, has discretionary authority (subject to certain restrictions) to determine the individuals to whom and the times at which common stock may be granted under the 1994 Stock Compensation Plan and the number of shares granted. The Board of Directors or the Compensation Committee may interpret the 1994 Stock Compensation Plan and may prescribe, amend and rescind rules and regulation's relating thereto. The 1994 Stock Compensation Plan is open to participation by any person or entity that renders bona ride services to the Company, including, without limitation, (i) a person employed by the Company or an affiliated corporation in a key capacity, (ii) an officer or director (including advisory or other directors) of the Company or an affiliated corporation; (iii) a person or company engaged by the Company or an affiliated Corporation as a consultant or advisor; and (iv) a lawyer, law firm, accountant or accounting firm (other than an accountant or accounting firm which then acts as independent auditor for the Company or affiliated corporation), or other professionals or professional firms engaged by the Company or an affiliated Corporation.
Without amending the 1994 Stock Compensation Plan, the Board of Directors may grant shares under the 1994 Stock Compensation Plan to employees of the Company or an affiliated corporation who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the 1994 Stock Compensation Plan but consistent with the purpose of the 1994 Stock Compensation Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws of other countries. No common stock may be awarded under the 1994 Stock Compensation Plan after June 24, 2004.

         The 1995 Stock Option Plan. The 1995 Stock Option Plan does not qualify as an "incentive stock option" plan under the Internal Revenue Code of 1986, as amended. The 1995 Stock Option Plan provides for its administration by the Board of Directors or a Committee which has exclusive authority (subject to certain restrictions) to determine the individuals to whom and the times at which compensatory stock options (the "1995 Stock Options" or "options") will be granted and the number of shares subject to such options. The Board of Directors or a Committee may interpret the 1995 Stock Option Plan and may prescribe, amend, and rescind rules and regulations relating thereto. The 1995 Stock Option Plan is open to participation by full-time and part-time key employees (including employees who also are directors or officers) of the Company or of a parent or subsidiary thereof and to consultants, advisors and others who render services to the Company, or subsidiary thereof, to provide an incentive for service. The 1995 Stock Option Plan is available to key employees, in addition to consultants and advisors, including attorneys and financial advisors. The final determination as to eligibility will be made by the Committee or the Board of Directors. Participants are selected based on their significant contribution to the Company. The exercise price per share of Common Stock underlying an option granted pursuant to the 1995 Stock Option Plan shall be determined by the Committee or by the Board of Directors. The exercise price generally will be the market value at the date of the option grant, but in some circumstances, it may exceed the market value at that date, and in some circumstances, it may be granted a price below market value. If the Common Stock is not then listed on any exchange or quoted in any quotation medium at the time the option is granted, then the Board of Directors or the Committee will use its discretion in selecting a good faith value believed to represent fair market value. 1995 Stock Options granted under the 1995 Stock Option Plan may be of such duration as shall be determined by the Board of Directors or the Committee. The 1995 Stock Option Plan does not specify a maximum duration for an option granted thereunder. In no event may any option granted under the 1995 Stock Option Plan be exercised subsequent to its expiration date, which shall be set by the Board of Directors or the Committee at the time of the grant. If options granted under the 1995 Stock Option Plan expire for any reason without having been exercised in full, the unpurchased shares underlying such options will be added to the other shares available for grant of options under the 1995 Stock Option Plan. Options granted under the 1995 Stock Option Plan are non-transferrable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, so that during an optionee's life only he or she may exercise an option.

         No Plan awards were made to any Named Officers in the fiscal year ended February 29, 1996 pursuant to the 1994 Stock Option Plan, the 1994 Stock Compensation Plan or the 1995 Stock Option Plan.


                              CERTAIN TRANSACTIONS

         For the fiscal years ended February 28, 1995, and February 29, 1996, the Company was not a party to any transaction in which any director, executive officer, nominee for election as a director, security holder or immediate family member of any of those persons has had a direct or indirect interest, except as described below.

         During the fiscal years ended February 29, 1996, Crane & McCann performed $100,000 in legal services for the Company. Mr. Crane, who is the Chairman of the Board of the Company, is a senior partner of Crane & McCann.

         Mr. Kacic, the former President and Chief Executive Officer of the Company, is also the President of Advisory Services, Inc., an investment banking and consulting firm based in Scottsdale, Arizona. For the fiscal years ended February 28, 1995, and February 29, 1996, Advisory Services, Inc. received $17,110 and $36,446, respectively, in consulting fees and administrative fees from the Company.

         During the fiscal years ended February 28, 1995, and February 29, 1996, the Company leased its corporate headquarters from American Resources of Delaware, Inc. Mr. Kacic was the President and Chief Executive Officer of American Resources of Delaware, Inc. The Company terminated the lease on December 31, 1995.

               RATIFICATION OF SELECTION OF  INDEPENDENT AUDITORS

         The Board of Directors has appointed the firm of Arthur Andersen, LLP as the Company's independent auditors for the fiscal year ended February 28, 1997, subject to ratification by the Stockholders. Arthur Andersen LLP, which has audited the Company's financial statements since March 1995, has advised the Company that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with the Company or any of its subsidiaries other than as independent public accountants. Representatives of Arthur Andersen LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITORS.


                               PROXY SOLICITATION

         The expense of the Board's solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone or telegraph. Banks, brokerage houses, and other institutions, nominees and fiduciaries will be requested to forward the soliciting materials to beneficial owners of the Common Stock and to obtain authorizations for the execution of proxies and if they in turn so request, the Company will reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such materials. Directors, officers and regular employees of the Company and its subsidiaries may also solicit proxies without additional remuneration therefor.

         Stockholders are urged to sign the accompanying proxy, solicited on behalf of the Board of Directors of the Company, and return it at once in the envelope provided for that purpose. Proxies will be voted in accordance with the Stockholders' directions. If no directions are given, the proxies will be voted FOR all proposals. A Stockholder giving a proxy has the power to revoke it any time prior to its exercise by executing another proxy bearing a later date, by written notice to the Company's Secretary or by oral or written statement at the Meeting.

                             STOCKHOLDER PROPOSALS

         Proposals by Stockholders intended to be presented at the 1997 Annual Meeting of Stockholders of the Company must be received by the Company no later than May 20, 1997 in order to be included in the proxy statement and proxy relating to such annual meeting.

                                 OTHER MATTERS

         The Board of Directors does not know of any matters which may be presented at the Meeting other than those specifically set forth in the Notice of Annual Meeting. If any other matter should come properly before the Meeting or any postponements, continuations or adjournments thereof, the holders of the proxies will vote in accordance with their best judgment with respect to such matter.


                        ADDITIONAL INFORMATION AVAILABLE

         The Company will provide, without charge, to any person receiving a copy of this Proxy Statement, upon written request of such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended

February 29, 1996, including the financial statements thereto. Such requests should be addressed to Bullet Sports International, Inc., 2803 South Yale Street, Santa Ana, California 92704.

                                        By Order of the Board of Directors



                                        ----------------------------------
                                         Joseph J. McCann, Jr., Secretary


September __, 1996

                                   EXHIBIT A


              PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                     to the
                          CERTIFICATE OF INCORPORATION
                                       of
                       BULLET SPORTS INTERNATIONAL, INC.
                            (A Delaware Corporation)



         Bullet Sports International, Inc., a corporation organized on March 19, 1990 and existing under and by virtue of the General Corporation Law of Delaware, DOES HEREBY CERTIFY THAT:

         A. The Board of Directors of Bullet Sports International, Inc. duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the corporation, declaring such amendments to be advisable and directing that the proposal be placed before the stockholders of the corporation for consideration thereof at the annual meeting of the stockholders. The resolution provided that Articles FOURTH, EIGHTH and ELEVENTH of the Certificate of Incorporation of this corporation be amended in their entirety to henceforth provide as follows:

                 "FOURTH: The total number of shares of all classes of capital stock which the corporation is authorized to issue is Thirty Million (30,000,000) shares, which shall consist of Twenty-Five Million (25,000,000) shares of Common Stock all of a class, $.001 par value per share, and Five Million (5,000,000) shares of Preferred Stock, $.001 par value per share.

                 The shares of Preferred Stock may be issued from time to time in one or more series, with such designations, preferences and relative, participating, optional or other rights, qualifications, limitations or restrictions as shall be stated and expressed in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors from time to time, pursuant to the authority herein granted to the Board, a copy of which resolution or resolutions shall have been set forth in a Certificate made, executed, acknowledged, filed and recorded in the manner required by the laws of the State of Delaware in order to make the same effective. Each series shall consist of such number of shares as shall be stated and expressed in such resolution or resolutions providing for the issuance of the stock of such series. All shares of any one series of Preferred Stock shall be alike in every particular.

                 EIGHTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

                          1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there were no vacancies. At the 1997 Annual Meeting of Stockholders, the Board of Directors shall be divided into three classes, as nearly equal in number as practicable, with the term of office of the first class to expire at the next succeeding Annual Meeting of Stockholders following such election, the term of office of the second class to expire at the second following Annual Meeting of Stockholders following such election and the term of office of the third class to expire at the third following Annual Meeting of Stockholders following such election (and, in each case, such elected Directors shall serve until the Directors' respective successors shall be duly elected and qualified). At each Annual Meeting of Stockholders following such initial classification and election, Directors elected to succeed those Directors whose initial terms expire as set forth above shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, and until their respective successors shall be duly elected and qualified. A Director may be removed by the stockholders only for cause at a meeting of the stockholders whereby the notice of such meeting states that removal of a director or directors is among the purposes of the meeting. No election of directors need be by written ballot.

                          2. The power to adopt, amend, or repeal the Bylaws of the corporation may be exercised by a majority vote of the Board of Directors of the corporation or by the holders of at least two-thirds (2/3) of all the shares of the corporation entitled to vote, voting together as a single class.

                          3. Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph
                 (2) of subsection (b) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

                          4. All meetings of stockholders shall be held in accordance with the provisions of the Bylaws of the corporation and the General Corporation Law of the State of Delaware and it shall not be permitted for an action of stockholders to be taken by a consent of stockholders in lieu of meeting as provided for in Section 228 of the General Corporation Law of the State of Delaware.

                 ELEVENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time conferred upon the stockholders of the corporation by this Certificate of Incorporation granted subject to the provisions of this Article ELEVENTH; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote, the affirmative vote of the holders of at least two-thirds (2/3) of all the shares of the Corporation entitled to vote, voting together as a single class, shall be required to alter or repeal, or adopt any provision inconsistent with Sections 1 and 2 of Article EIGHTH of this Certificate of Incorporation."

                           ==========================
                            END OF TEXT OF AMENDMENT
                           ==========================

         B. Pursuant to resolution of the corporation's Board of Directors, the Secretary of the corporation obtained approval of the foregoing amendments at the annual meeting of the stockholders by affirmative vote of the holders of __________ of the corporation's _________ shares of common stock issued and outstanding and entitled to vote on the amendments, constituting at least a majority of all shares entitled to vote thereon and therefore sufficient for approval, all in accordance with the General Corporation Law of the State of Delaware and the existing Certificate of Incorporation and Bylaws of the corporation.

         C. This amendment was duly adopted and has been duly executed and acknowledged in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


                                              BULLET SPORTS INTERNATIONAL, INC.


                                              By:
                                                  ------------------------------
                                                  John A. Haas, President
ATTEST:

By:
    --------------------------------
    Joseph J. McCann, Jr., Secretary

                 (SEAL)

                                 ACKNOWLEDGMENT

STATE OF CALIFORNIA    )
                                  ) ss.
COUNTY OF__________     )

         On this ____ day of __________, 1996, before me, ____________________, a Notary Public, duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named John A. Haas and Joseph
J. McCann, Jr., to me personally well known, who stated that they were the president and secretary, respectively, of Bullet Sports International, Inc., a corporation, and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and on behalf of said corporation, and further stated and acknowledged that they had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal, this _______ day of __________________________, 1996.




                                             ----------------------------------
                                             Notary Public

My Commission Expires:


- ----------------------------------

       (S E A L)

                                   EXHIBIT B


                    THE 1996 LONG-TERM INCENTIVE STOCK PLAN

                                   EXHIBIT B


                                    FORM OF

                       BULLET SPORTS INTERNATIONAL, INC.
                      1996 LONG-TERM INCENTIVE STOCK PLAN


                                   ARTICLE I.

                      ESTABLISHMENT, PURPOSE AND DURATION

         1.1 Establishment of the Plan. Bullet Sports International, Inc. (hereinafter referred to as the "Company"), a Delaware corporation, hereby establishes an incentive compensation plan to be known an the "1996 Long Term Incentive Stock Plan" (hereinafter referred to as the "Plan"), as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Awards in the form of Performance Units, or Performance Shares and Other Stock Unit Awards.

         The Plan was adopted by the Board of Directors on ____________,1996, and shall become effective as of _________, 1996 (the "Effective Date"), subject to the approval by vote of stockholders of the Company in accordance with applicable laws. Awards maybe granted prior to stockholder approval of the Plan, but each such Award shall be subject to the approval of the Plan by the stockholders on or before the next annual meeting of stockholders. In the event that stockholders do not approve the Plan at the next annual meeting, all Awards granted hereunder shall be null and void and have no legal effect.

         1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Eligible Participants that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in stockholder value. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract and retain the services of Eligible Participants upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

         1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XII herein, until _________, 2006 at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date, which shall remain valid in accordance with their terms.


                                  ARTICLE II.

                                  DEFINITIONS

         2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

         (b) "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

         (c) "Award" means individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, Performance Shares or Other Stock Unit Awards.

         (d) "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

         (e) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

         (f) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (g) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                 (i) Any person, corporation or other entity or group including any "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company having 30% or more of the total number of votes that may be cast for the election of directors of the Company; or

                 (ii) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

                 (iii) If at any time, (w) the Company shall consolidate with or merge with, any other Person and the Company shall not be the continuing or surviving corporation,
                          (x) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (y) the Company shall be a party to a statutory share exchange with any other Person after which the Company is Subsidiary of any other Person, or (z) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

         (h)     "Code" means the Internal Revenue Code of 1986, as amended.

         (i) "Committee" means the Compensation Committee of the Board which will administer the Plan pursuant to Article III herein.

         (j) "Company" means Bullet Sports International, Inc., including all Affiliates and wholly-owned Subsidiaries, or any successor thereto as provided in Article XIV herein.

         (k) "Continuing Director" means an individual who was a member of the Board of Directors on the Effective Date or whose subsequent nomination for election or reelection to the Board of Directors was approved by the affirmative vote of a plurality of the stockholders of the Company.

         (l)     "Director" shall mean a member of the Board.

         (m) "Eligible Participant" means any officer, director or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or its Subsidiaries, and any person associated with the Company as an outside consultant, agent or advisor, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Fair Market Value" means, on any given date: (i) the closing price of the Shares as reported on the NASDAQ-Small Cap Market on such day or, if no Shares were traded on the NASDAQ-Small Cap Market on such day, the average of the closing bid and asked prices on such day, (ii) if the Shares are not listed or admitted to trading on the NASDAQ-Small Cap Market or any securities exchange, the last reported sales price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Committee, or
                 (iii) if the Shares are not listed or admitted to trading on the NASDAQ-Small Cap Market or any securities exchange, and if no such last reported sales price or closing bid and asked prices are available as reported by a reliable quotation source designated by the Committee, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Fair Market Value of the Shares shall be determined by the Committee acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

         (p) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article VI herein which is designated as an incentive stock option by the Committee and is intended to meet the requirements of Section 422A of the Code.

         (q) "Nonemployee Director" means any Director of the Company who is neither an employee or an officer of the Company. For purposes of this definition, an "officer" of the Company shall be defined to include the Chairman of the Board of Directors, as well as the President, all Vice-Presidents, the Secretary and the Treasurer of the Company, all as defined in the Company's Bylaws as in effect on the date of this Plan and as may be amended from time to time thereafter.

         (r) "Nonqualified Stock Option" or "NSO" means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option and which is designated as a Nonqualified Stock Option by the Committee.

         (s) "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as designated by the Committee.

         (t) "Other Stock Unit Award" means awards of Stock or other awards that are valued in whole or in part by reference to or are otherwise based on, Shares or other securities of the Company.

         (u) "Participant" means an Eligible Participant or Nonemployee Director who has been granted an Award under the Plan.

         (v) "Performance Award" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units.

         (w) "Performance Share" means an Award, designated as a performance share, granted to a Participant pursuant to
                 Article VIII herein, the value of which is determined, in whole or in part, by the value of Stock in a manner deemed appropriate by the Committee and described in the Agreement.

         (x) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to Article VIII herein, the value of which is determined, in whole or in part, by the attainment of preestablished goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Agreement.

         (y) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article VII herein.

         (z)     "Person" shall have the meaning ascribed to such term in
                 Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d)(3).

         (aa) "Plan" means the Bullet Sports International, Inc. 1996 Long-Term Incentive Stock Plan as herein described and as hereafter from time to time amended.

         (bb) "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article VII herein.

         (cc) "Secretary" means the officer designated as the Secretary of the Company.

         (dd) "Stock" or "Shares" means the common stock, par value $.001, of the Company.

         (ee) "Subsidiary" shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries, or any partnership or limited liability company in which the Company or a Subsidiary owns at least 50% of the capital or profits interest.


                                  ARTICLE III.

                                 ADMINISTRATION

         3.1 The Committee. The Plan shall be administered by the Committee which shall consist of two or more Directors who are "outside directors" as defined in Section 162(m) of the Code and the regulations promulgated thereunder, appointed by and holding office at the pleasure of the Board, and each of whom is a "disinterested administrator" as defined by Rule 16b-3 under the Exchange Act. The Committee have all powers necessary or desirable for such administration. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend, or waive rules or regulations for the Plan's administration; (v) to modify the terms of the exercisability of any Award, the end of a Performance Period or termination of any Period of Restriction, all to the extent consistent with applicable law including, but not limited to, the Code and the Exchange Act; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

         3.2 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Eligible Participants as may be selected by it. Each Award shall be evidenced by an Agreement.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding.

         3.4 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award, and the Board amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, an amended (or any successor or similar rule) under the Exchange Act.

         3.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as a Director or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.


                                  ARTICLE IV.

                           STOCK SUBJECT TO THE PLAN

         4.1     Number of Shares.  Subject to adjustment as provided in
Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 3,000,000. No more than one-half of the aggregate number of such Shares shall be issued in connection with Restricted Stock Awards, Performance Awards or Other Stock Unit Awards. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

         4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan terminates, expires or lapses for any reason other than by virtue of exercise of the Awards or if Shares issued pursuant to Awards are forfeited any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 Delivery of Shares as Payment. In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option.

         4.4 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee deems appropriate, such that:

         (a) If the outstanding Shares are increased, decreased or exchanged, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split or other distribution in respect of such Shares, for a different number or kind of Shares, or if additional Shares or new or different Shares are distributed in respect of such Shares, an appropriate and proportionate adjustment shall be made in: (i) the maximum number of Shares as provided in Section 4.1 herein; (ii) the number of Shares subject to then outstanding Awards; and (iii) the price for each Share subject to such Awards, but without change in the aggregate purchase price as to which such options remain exercisable or Restricted Stock releasable.

         (b) Adjustments under this Section 4.4 shall be made by the Committee, subject to the approval of the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional interests shall be issued under the Plan on account of such adjustments.


                                   ARTICLE V.

                                  ELIGIBILITY


         4.5 Individual Limitation. Notwithstanding any provision herein to the contrary, the maximum number of shares of Common Stock which may be issued through a combination of any Option, Performance Award, Restricted Stock, and Other Stock Unit Award to any individual Participant shall not exceed _______ Shares.

         Persons eligible to participate in the Plan include all officers, directors and other employees (as defined in accordance with Section 3401(c) of the Code) of the Company and its Subsidiaries, and any person associated with the Company as an outside consultant, agent or advisor, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

                                  ARTICLE VI.

                                 STOCK OPTIONS

         6.1 Grant of Options to Eligible Participants. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Participants at any time and from time to time, an shall be determined by all the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Eligible Participant, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which an Eligible Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422A of the Code and rules and regulation thereunder.

         6.2 Grant of Options to Nonemployee Directors. Notwithstanding any other provision of this Plan, a Nonqualified Stock Option will be granted automatically to each Nonemployee Director three (3) business days after each annual meeting of stockholders of the Company, commencing with the annual meeting of stockholders to be held on October 1, 1996. Each Nonqualified Stock Option will cover 2,000 shares of Stock and will have an exercise price equal to the Fair Market Value of the Stock on the date of the grant. The Options shall fully vest and become exercisable six (6) months after the Grant Date of the Nonqualified Stock Option and shall remain exercisable for a period of five
(5) years after the Grant Date; provided, however, that the Nonqualified Stock Option will terminate on the date on which the Nonemployee Director's service as a Director terminates for any reason whatsoever. The Committee shall have no authority, discretion or power to apply, administer or interpret the terms or conditions of this Section 6.2 or the Nonqualified Stock Options granted hereunder. Notwithstanding Article XI hereof, this Section 6.2 may not be amended, altered or superseded more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, the Exchange Act, or any rules or regulations promulgated thereunder.

         6.3 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Options the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability, or other termination of employment and such other provisions as the Committee shall determine. The Agreement shall specify whether the option is intended to be an Incentive Stock Option within the meaning of Section 422A of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422A of the Code.

         6.4 Option Price. The exercise price per share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. The option Price shall be not less than 100% of the Fair Market value of such Stock on the Grant Date, except that the Option Price for a NSO may be set at not less than

85% of the Fair Market Value of the Stock on the Grant Date if the Committee grants the amount of the discount from 100% of the Fair Market Value of such Stock in lieu of a cash payment.

         6.5 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its Award Date.

         6.6 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants. No Option, however, shall be exercisable until the expiration of at least twelve months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant.

         6.7 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise or by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Shares with respect to which the option is exercised, issued in the Participant's name. No Participant who is awarded an option shall have rights as a stockholder until the date of exercise of the Option.

         6.8 Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant and in the sole discretion of the Committee, the Company may cooperate in a "cashless exercise" of the Option where: (i) the Option has been held at least six months; and (ii) a reputable and knowledgable licensed broker is handling the sale of any shares acquired by the Participant upon exercise of an Option.

         6.9 Options Awarded Upon Stock Delivery Exercise. The Committee, in its discretion, may provide in the Agreement that, in the event a Participant pays the Option Price for an Option by delivery of previously acquired Shares, the Participant will be granted a new option ("Replacement Option") for that number of Shares delivered in payment of the Option Price of the original Option ("Original Option"). The Committee shall determine the terms and conditions of the Replacement Option; provided, however, that the Option Price of the Replacement Option shall be the Fair Market Value of Shares on its Award Date and the term of the Replacement Option shall expire upon the expiration date of the Original Option.

         6.10 Nontransferability of Options. No option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.


                                  ARTICLE VII.

                                RESTRICTED STOCK

         7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services and/or until other conditions are satisfied as determined by the Committee in its sole discretion.

         7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction; the conditions which must be satisfied prior to removal of the restriction; the number of Shares of Restricted Stock granted; and such other provisions as the Committee shall determine.

         7.3 Transferability. Except an provided in this Article VII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. No restriction shall be removed until the expiration of at least twelve months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

         7.4 Other Restrictions. The Committee shall impose such other restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Alternatively, the Committee, in its sole discretion, may have Restricted Stock issued without legend and held by the Secretary until such time all restrictions are satisfied.

         7.5 Certificate Legend. In the event the Committee elects to legend the certificates representing Restricted Stock, and in addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

                 The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Bullet Sports International, Inc. 1996 Long- Term Incentive Stock Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated __________. A copy of the Plan, such rules and procedures, and such Agreement may be obtained from the Secretary of Bullet Sports International, Inc.

         7.6     Removal of Restrictions.  Except as otherwise provided in this
Article VII. Restricted Stock covered by each Award made under the Plan shall be provided and become freely transferable by the Participant after the last day of the Period of Restriction and/or upon the satisfaction of other conditions as determined by the committee. Once the Shares are released from the restrictions, the Participant shall be entitled to have removed any legend that may have been placed on certificates pursuant to Section 7.4 and 7.5 herein. Except as specifically provided in this Article VII, the Committee shall have no authority to reduce or remove the restrictions or to reduce or remove the Period of Restriction without the express consent of the stockholders of the Company. Any shares of Restricted Stock issued pursuant to this Article VII shall provide that the minimum Period of Restriction shall be three (3) years, which Period of Restriction would permit the removal of restrictions on no more than one-third (1/3) of the shares of Restricted Stock at the end of the first year following the Grant Date, and the removal of the restrictions on an additional one- third (1/3) of the shares of Restricted Stock at the end of each subsequent year. In no event shall any restrictions be removed from shares of Restricted Stock during the first year following the Grant Date. If the grant of Restricted Stock is performance based, the total Period of Restriction for any or all shares of Restricted Stock so granted shall be no less than one (1) year.

         7.7 Voting Rights. During the Period of Restriction, Participants in whose name Restricted Stock is granted hereunder may exercise full voting rights with respect to those Shares.

         7.8 Dividends and Other Distributions. During the Period of Restriction, Participants in whose name Restricted Stock is granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed.

         7.9 Termination of Employment due to Retirement. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company or one of its Subsidiaries due to the earlier of attaining age 65 or normal retirement (as defined in the rules of the Company in effect at the time), any remaining Period of Restriction applicable to the restricted Stock pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in Section 7.4 herein, the Restricted Stock shall thereby be delivered to such Participant and be free of restrictions.

         7.10 Termination of Employment due to Death or Disability. In the event a Participant's employment is terminated because of death or disability during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in Section 7.4 herein, the Restricted Stock shall thereby be released and free of restrictions.

         7.11 Termination of Employment for Other Reasons. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company for any reason other than for death, disability, or retirement, as set forth in Section 7.9 and 7.10 herein, during the Period of Restriction, then any Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and, if held by the Participant, returned to the Company.


                                 ARTICLE VIII.
                               PERFORMANCE AWARDS

         8.1 Grant of Performance Awards. Subject to the terms and provisions of the Plan, Performance Awards in the form of either Performance Units or Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant. Participants receiving Performance Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

         8.2 Value of Performance Awards. The Committee shall determine the number of Performance Units or Performance Shares granted to each Participant as a Performance Award. The Committee shall set performance goals in its discretion for each Participant who is granted a Performance Award. The extent to which such performance goals are met will determine the value of the Performance Unit or Performance Share to the Participant. Such performance goals may be particular to a Participant, may relate to the performance of the Subsidiary which employs him, may be based on the performance of the Company generally, or a combination of the foregoing. The performance goals may be based on achievement of balance sheet or income statement objectives, or any other objectives established by the Committee. The performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee shall determine the time period during which the performance goals must be met ("Performance Period"), provided, however, that the Performance Period may not be less than twelve months from the Award Date. The terms and conditions of each Performance Award shall be set forth in an Agreement.

         8.3 Settlement of Performance Awards. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof based on the degree to which the performance goals established by the Committee and set forth in the Agreement have been satisfied.

         8.4 Form of Payment. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Award shall be made in cash, Stock, or a combination thereof an determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee.

         8.5 Nontransferability. No Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall not be exercisable until the expiration of twelve months after the Award Date and thereafter during his lifetime only by such Participant or his guardian or personal representative.


                                  ARTICLE IX.

                            OTHER STOCK UNIT AWARDS

         9.1 Grant. The Committee is authorized to grant to Participants, either alone or in addition to other Awards made under the Plan, Other Stock Unit Awards, in lieu of cash payments, to be issued at such times, subject to or based upon achievement of such performance or other goals and on such other terms and conditions as the Committee shall deem appropriate and specify in the Agreement relating thereto, which need not be the same with respect to each Participant. Stock or other securities granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Stock or other securities purchased pursuant to Other Stock Unit Awards may be purchased for such purchase price as the Committee shall determine, which price shall be not less than 75% of the Fair Market Value of the Stock or other securities on the Award Date.

         9.2 Sale and Transferability. Stock or other securities issued pursuant to Other Stock Unit Awards may not be sold by a Participant until the expiration of at least twelve months from the Award Date, except that such limitation shall not apply in the case of death or disability of a Participant. To the extent Other Stock Unit Awards are deemed to be derivative securities within the meaning of Rule 16b-3 under the Exchange Act, a Participant's rights with respect to such Awards shall not vest or be exercisable until the expiration of at least twelve months from the Award Date. To the extent an Other Stock Unit Award granted under the Plan is deemed to be a derivative security within the meaning of Rule 16b-3 under the Exchange Act, it may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to such Other Stock Unit Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or personal representative.


                                   ARTICLE X.

                               CHANGE IN CONTROL

         In the event of a Change in Control of the Company, the Committee shall ensure the following actions: (i) all options then outstanding under the Plan shall become fully exercisable and remain so for the duration of the Option as specified in the Agreement; and (ii) all restrictions or conditions related to grants of Restricted Stock shall be deemed immediately and fully satisfied and all certificates representing such Restricted Stock shall be released or have any legend removed by the Secretary and thereby become freely transferable.

                                  ARTICLE XI.

                 MODIFICATION, EXTENSIONS AND RENEWAL OF AWARDS

         Subject to the terms and conditions and within the limitations of the Plan, and the applicable provisions of the Code (including but limited Section 162(m) thereof) and the Exchange Act (including but not limited Rule 16b-3 as promulgated thereunder), the Committee may modify, extend, or renew outstanding Awards, or accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan, provided, however, that the Committee may not modify outstanding Awards or grant new Awards in substitution for outstanding Awards that specify a lower Exercise Price. Except as limited by the foregoing sentence, the Committee may also modify the terms of an outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Awards shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.


                                  ARTICLE XII.

              AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

         12.1 Amendment, Modification, and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under
Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules, or regulations.

         12.2 Awards Previously Granted. No termination, amendment, or modification of the Plan, other than pursuant to Section 4.4 herein, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.


                                 ARTICLE XIII.

                                  WITHHOLDING

         13.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

         13.2 Stock Withholding. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

                                  ARTICLE XIV.

                                   SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


                                  ARTICLE XV.

                                    GENERAL

         15.1 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by, any governmental agencies as may be required. No Shares shall be issued or transferred pursuant to this Plan unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

         15.2 Effect of Plan. The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, a Subsidiary, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Participant, nor is it a contract between the Company or any of its Subsidiaries and any Participant. Participation in the Plan shall not give any Participant any right to be retained in the service of the Company or any of its Subsidiaries. No award and no right under the Plan, contingent or otherwise shall be assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect to the Award in the event of the death of the holder of the Award and except, also, that if the beneficiary shall be the executor or administrator of the estate of the holder of the Award, any rights in respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Award or under the laws relating to descent and distribution.

         15.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

         15.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed, and administered in accordance with and governed by the laws of the State of Delaware and the intention of the Company is that ISOs granted under the Plan quality as such under Section 422A of the Code.

         15.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

PROXY                 BULLET SPORTS INTERNATIONAL, INC.


         The undersigned hereby appoints ____________________ and ___________________, and each of them, as proxies for the undersigned, each with full power of appointment and substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the common stock of Bullet Sports International, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time, on October 1, 1996 at the Company's principal offices, 2803 South Yale Street, Santa Ana, California 92704 (the "Meeting"), or at any and all postponements, continuations or adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder.

1. Proposal to elect seven (7) directors, to serve until their respective successors have been elected and qualified.

         FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED       WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
         TO THE CONTRARY BELOW).  [ ]                          LISTED BELOW. [ ]
                                                                                WITHHOLD
                                                               FOR              AUTHORITY
         Richard P. Crane, Jr.                                 [ ]                 [ ]
         Daniel Chandler                                       [ ]                 [ ]
         John A. Haas                                          [ ]                 [ ]
         Douglas L. Hawthorne                                  [ ]                 [ ]
         Mark Green                                            [ ]                 [ ]
         Leonard K. Nave                                       [ ]                 [ ]
         Robert E. Courtney                                    [ ]                 [ ]

2. Proposal to amend the Certificate of Incorporation of the Company to increase the amount of authorized shares of the Company's $.001 par value Common Stock from 10,000,000 shares to 25,000,000 shares.

         FOR ___          AGAINST ___              ABSTAIN ___

3.       Proposal to amend the Certificate of Incorporation of the Company to:

         (a) provide for the classification of the Board of Directors into three classes of Director with three-year staggered terms;

         FOR ___          AGAINST ___              ABSTAIN ___

         (b)     provide that Directors may be removed only for cause;

         FOR ___          AGAINST ___              ABSTAIN ___

         (c) provide that amendments by stockholders to the Bylaws and amendments to certain provisions of the Certificate of Incorporation (as set forth in proposals 3(a) and 3(b) above) may be made only pursuant to a two-thirds vote of the stockholders;

         FOR ___          AGAINST ___              ABSTAIN ___

4.       Proposal to approve the Company's 1996 Long-Term Incentive Plan.

         FOR ___          AGAINST ___              ABSTAIN ___

5. Proposal to ratify the selection of the accounting firm of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending February 28, 1997.

         FOR ___          AGAINST ___              ABSTAIN ___

6. In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or at any and all postponements, continuations or adjournments thereof.


THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BULLET SPORTS INTERNATIONAL, INC., WILL BE VOTED FOR THE ABOVE PROPOSALS, UNLESS A CONTRARY DIRECTION IS INDICATED IN WHICH CASE IT WILL BE VOTED AS DIRECTED.


NOTE: Please date Proxy and sign as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by authorized officer.



Dated:                        Sign here:
         --------------                  ------------------------------------
                                         (Please sign exactly as name appears
                                         hereon.  Administrators, trustees, etc.
                                         should so indicate when signing.)


            PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY THIS PROXY.





                                       2